Exhibit 10.2

[UBS Investment Bank logo]

SUPPLEMENTAL CONFIRMATION

February 18, 2009

Electronics For Imaging, Inc.

303 Velocity Way,

Foster City, CA 94404

(650) 357-3500

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between UBS, AG, London Branch (“Seller”) and Electronics For Imaging, Inc. (“Purchaser”) on the Execution Date specified below. This Supplemental Confirmation is a binding contract between Seller and Purchaser as of the relevant Execution Date for the Transaction referenced below.

This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of February 18, 2009 (the “Master Confirmation”) between Seller and Purchaser, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Execution Date:	February 18, 2009.

Execution Price:	USD 9.00

Purchase Price:	USD 30,000,000

Valuation Price Adjustment Amount:	USD [***]

First Day of the Hedging Period:	February 19, 2009

Minimum Number of Trading Days in the Averaging Period:	[***]

Maximum Number of Trading Days in the Averaging Period:	[***]

Upside Threshold Percentage:	[***]%

This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

***	Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Purchaser hereby agrees (a) to check this Supplemental Confirmation carefully and immediately upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between Seller and Purchaser with respect to this Transaction, by manually signing this Supplemental Confirmation or this page hereof as evidence of agreement to such terms and providing the other information requested herein and immediately returning an executed copy to Equities Legal, 677 Washington Boulevard, Stamford, Connecticut, 06901, Facsimile No: (203) 719-5627, with a copy to Structured Equity Capital Markets Group, 299 Park Avenue, New York, New York, 10171, Facsimile No: (212) 821-4610

Yours sincerely,

UBS AG, LONDON BRANCH

By:	/s/ Mark Dalton
Name: Mark Dalton
Title: Executive Director

By:	/s/ Michael Harris
Name: Michael Harris
Title: Executive Director

Agreed and Accepted:

ELECTRONICS FOR IMAGING, INC.

By:	/s/ John Ritchie
Name:	John Ritchie
Title:	Chief Financial Officer